ALMOST FAMILY, INC. AND SUBSIDIARIES											Exhibit 99.2
RESULTS OF OPERATIONS - QUARTERLY DATA FOR DECEMBER 31, 2014, 2013 AND 2012
(UNAUDITED)
(Dollars and share data in thousands)

	2014 Quarters				2013 Quarters				2012 Quarters
	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR
Home Health Operations
Net service revenues:
Visiting Nurse	$95,724	$95,116	$96,776	$93,172	$72,055	$64,696	$63,280	$63,758	$62,825	$61,197	$62,439	$65,185
Personal Care	28,850	28,627	28,160	26,860	24,336	23,775	23,121	21,695	22,282	22,235	22,287	22,170
	124,574	123,742	124,937	120,032	96,391	88,471	86,400	85,453	85,107	83,432	84,726	87,355
Operating income before corporate expenses:
Visiting Nurse	11,704	12,155	13,192	9,174	8,142	7,049	6,447	7,894	8,212	8,597	10,024	10,272
Personal Care	3,268	3,263	3,722	2,716	2,688	2,906	3,564	2,442	3,034	3,166	2,684	2,875
	14,972	15,417	16,913	11,890	10,830	9,955	10,011	10,336	11,246	11,763	12,708	13,147
Healthcare Innovations
Revenue	182	1,798	256	308	196	-	-	-	-	-	-	-
Operating (loss) income before noncontrolling interest	(408)	1,077	(427)	(255)	(482)	-	-	-	-	-	-	-

Corporate expenses	7,313	7,475	8,235	6,201	5,728	5,319	5,438	5,047	4,886	4,834	5,373	5,229
Deal, transition and other	(701)	1,655	1,243	3,115	3,336	848	128	11	82	101	159	247
Operating income	7,952	7,364	7,008	2,319	1,284	3,788	4,445	5,278	6,278	6,828	7,176	7,671
Interest expense, net	(362)	(396)	(330)	(347)	(127)	(11)	(11)	(18)	(17)	(17)	(32)	(34)
Income tax expense	(3,266)	(2,810)	(2,618)	(817)	(756)	(1,462)	(1,852)	(1,950)	(2,504)	(2,710)	(2,898)	(2,939)
Net income from continuing operations	$4,324	$4,158	$4,060	$1,155	$401	$2,315	$2,582	$3,310	$3,757	$4,101	$4,246	$4,698
Adjusted EBITDA from home health operations (1)	$9,149	$9,123	$10,265	$7,240	$6,477	$5,728	$5,609	$6,204	$7,363	$7,955	$8,354	$8,894
Adjusted earnings from home health operations (1)	$4,479	$4,412	$4,921	$3,290	$2,740	$2,819	$2,658	$3,317	$3,807	$4,162	$4,339	$4,846

Effective tax rate	43.0%	40.3%	39.2%	41.4%	65.3%	38.7%	41.8%	37.1%	40.0%	39.8%	40.6%	38.5%

Home Health Operations % of Revenue
Net service revenues:
Visiting Nurse	76.8%	76.9%	77.5%	77.6%	74.8%	73.1%	73.2%	74.6%	73.8%	73.3%	73.7%	74.6%
Personal Care	23.2%	23.1%	22.5%	22.4%	25.2%	26.9%	26.8%	25.4%	26.2%	26.7%	26.3%	25.4%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Operating (loss) income before corporate expenses:
Visiting Nurse	12.2%	12.8%	13.6%	9.8%	11.3%	10.9%	10.2%	12.4%	13.1%	14.0%	16.1%	15.8%
Personal Care	11.3%	11.4%	13.2%	10.1%	11.0%	12.2%	15.4%	11.3%	13.6%	14.2%	12.0%	13.0%
	12.0%	12.5%	13.5%	9.9%	11.2%	11.3%	11.6%	12.1%	13.2%	14.1%	15.0%	15.1%
Healthcare Innovations % of Revenue
Revenue	0.1%	1.4%	0.2%	0.3%	0.2%	NM	NM	NM	NM	NM	NM	NM
Operating income before noncontrolling interest	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM	NM

Corporate expenses	5.9%	6.0%	6.6%	5.2%	5.9%	6.0%	6.3%	5.9%	5.7%	5.8%	6.3%	6.0%
Deal, transition and other	-0.6%	1.3%	1.0%	2.6%	3.5%	1.0%	0.1%	0.0%	0.1%	0.1%	0.2%	0.3%
Operating income	6.4%	5.9%	5.6%	1.9%	1.3%	4.3%	5.1%	6.2%	7.4%	8.2%	8.5%	8.8%
Interest expense, net	-0.3%	-0.3%	-0.3%	-0.3%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Income tax expense	-2.6%	-2.2%	-2.1%	-0.7%	-0.8%	-1.7%	-2.1%	-2.3%	-2.9%	-3.2%	-3.4%	-3.4%
Net income from continuing operations	3.5%	3.3%	3.2%	1.0%	0.4%	2.6%	3.0%	3.9%	4.4%	4.9%	5.0%	5.4%
Adjusted EBITDA from home health operations	7.3%	7.3%	8.2%	6.0%	6.7%	6.5%	6.5%	7.3%	8.7%	9.5%	9.9%	10.1%
Adjusted earnings from home health operations	3.6%	3.5%	3.9%	2.7%	2.8%	3.2%	3.1%	3.9%	4.5%	5.0%	5.1%	5.5%
(1) See attached reconciliaton

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS - QUARTERLY DATA FOR DECEMBER 31, 2014, 2013 AND 2012
(UNAUDITED)
(Dollars and share data in thousands)

	2014 Quarters				2013 Quarters				2012 Quarters
	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR
(1) Reconciliation of non-GAAP Measures
Non-GAAP Measure - Adjusted EBITDA from Home Health Operations
Net income from continuing operations	$4,324	$4,158	$4,060	$1,155	$401	$2,315	$2,582	$3,310	$3,757	$4,101	$4,246	$4,698
Add back:
Interest expense	362	396	330	347	127	11	11	18	17	17	32	34
Income tax expense	3,266	2,810	2,618	817	756	1,462	1,852	1,951	2,504	2,710	2,898	2,939
Depreciation and amortization	938	1,012	1,050	1,102	857	707	670	627	659	645	631	615
Stock-based compensation from home health operations	478	465	458	414	426	385	366	287	346	382	385	361
Deal, transition and other	(701)	1,655	1,243	3,115	3,336	848	128	11	80	100	162	247
Adjusted EBITDA	8,667	10,496	9,759	6,950	5,903	5,728	5,609	6,204	7,363	7,955	8,354	8,894
Healthcare Innovation operating loss (income)	482	(1,373)	505	291	574	-	-	-	-	-	-	-
Adjusted EBITDA from home health operations	$9,149	$9,123	$10,265	$7,240	$6,477	$5,728	$5,609	$6,204	$7,363	$7,955	$8,354	$8,894

Non-GAAP Measure - Adjusted Earnings from Home Health Operations
Net income attrib to AFAM	$4,747	$3,782	$3,961	$1,273	$328	$2,128	$2,523	$3,247	$3,705	$4,099	$4,549	$4,932

Addbacks:
Deal, transition and other, net of tax	(417)	985	740	1,853	1,985	505	76	7	48	60	96	147
Loss on discontinued operations, net of tax	-	39	64	70	251	186	59	63	54	3	(306)	(233)
Adjusted earnings	4,330	4,806	4,765	3,196	2,564	2,819	2,658	3,317	3,807	4,162	4,339	4,846
Healthcare Innovation operating loss (income) after NCI, net of tax	149	(394)	156	93	176	-	-	-	-	-	-	-
Adjusted earnings from home health operations	$4,479	$4,412	$4,921	$3,290	$2,740	$2,819	$2,658	$3,317	$3,807	$4,162	$4,339	$4,846

Non-GAAP Measure - Adjusted Earnings Per Share from Home Health Operations
Diluted Shares	9,474	9,443	9,431	9,426	9,401	9,348	9,348	9,338	9,313	9,315	9,315	9,334

Net income attrib to AFAM	$0.50	$0.40	$0.42	$0.14	$0.03	$0.23	$0.27	$0.35	$0.40	$0.44	$0.49	$0.53

Addbacks:
Deal, transition and other, net of tax	(0.04)	0.10	0.08	0.20	0.21	0.05	0.01	0.00	0.01	0.01	0.01	0.02
Loss on discontinued operations, net of tax	-	0.00	0.01	0.01	0.03	0.02	0.01	0.01	0.01	0.00	(0.03)	(0.02)
Adjusted earnings	0.46	0.51	0.51	0.34	0.27	0.30	0.28	0.36	0.41	0.45	0.47	0.52
Healthcare Innovation operating loss (income) after NCI, net of tax	0.02	(0.04)	0.02	0.01	0.02	-	-	-	-	-	-	-
Adjusted earnings from home health operations	$0.47	$0.47	$0.52	$0.35	$0.29	$0.30	$0.28	$0.36	$0.41	$0.45	$0.47	$0.52

NM = Not meaningful.

ALMOSTFAMILY, INC. - VISITING NURSE
RESULTS OF OPERATIONS AND OPERATING METRICS - QUARTERLY DATA FOR DECEMBER 31, 2014, 2013 AND 2012
(UNAUDITED)
(Dollars in Thousands)

	2014 Quarters				2013 Quarters				2012 Quarters
	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR
Revenue	$95,724	$95,116	$96,776	$93,172	$72,055	$64,696	$63,280	$63,758	$62,825	$61,197	$62,439	$65,185
Cost of service revenues	46,822	46,984	46,344	46,685	34,839	31,274	30,951	30,630	29,558	28,754	28,920	29,782
Gross Margin	48,902	48,132	50,432	46,486	37,216	33,422	32,329	33,127	33,267	32,443	33,519	35,403
Salaries & benefits	27,239	26,449	27,321	26,782	21,190	19,879	19,307	18,991	18,745	17,728	18,153	18,699
Other	9,959	9,528	9,920	10,531	7,884	6,494	6,575	6,242	6,310	6,118	5,342	6,432
Total G&A services	37,198	35,977	37,240	37,313	29,074	26,373	25,882	25,234	25,055	23,846	23,495	25,131
Operating income	$11,704	$12,155	$13,192	$9,174	$8,142	$7,049	$6,447	$7,894	$8,212	$8,597	$10,024	$10,272

Margin Analysis % of Revenue
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of service revenues	48.9%	49.4%	47.9%	50.1%	48.4%	48.3%	48.9%	48.0%	47.0%	47.0%	46.3%	45.7%
Gross Margin	51.1%	50.6%	52.1%	49.9%	51.6%	51.7%	51.1%	52.0%	53.0%	53.0%	53.7%	54.3%
Salaries & benefits	28.5%	27.8%	28.2%	28.7%	29.4%	30.7%	30.5%	29.8%	29.8%	29.0%	29.1%	28.7%
Other	10.4%	10.0%	10.2%	11.3%	10.9%	10.0%	10.4%	9.8%	10.0%	10.0%	8.6%	9.9%
Total G&A services	38.9%	37.8%	38.5%	40.0%	40.3%	40.8%	40.9%	39.6%	39.9%	39.0%	37.6%	38.6%
Operating income	12.2%	12.8%	13.6%	9.8%	11.3%	10.9%	10.2%	12.4%	13.1%	14.0%	16.1%	15.8%

All payors:
Patient months	80,232	79,598	80,412	79,188	58,949	51,529	51,613	52,188	50,763	49,443	50,137	51,336
Admissions	24,612	24,371	24,545	25,106	17,489	15,198	15,445	16,173	15,502	14,828	15,143	16,043
Billable visits	631,145	627,517	637,361	611,044	480,727	431,768	427,817	419,552	411,578	395,949	397,800	414,806

Medicare:
Admissions	21,782	21,531	21,876	22,461	15,292	14,015	14,177	14,956	14,147	13,288	13,808	14,641
Revenue (in thousands)	$90,446	$88,639	$90,709	$87,350	$68,676	$62,399	$61,200	$61,738	$60,656	$59,394	$60,511	$63,111
Revenue per admission	$4,152	$4,117	$4,147	$3,889	$4,491	$4,452	$4,317	$4,128	$4,288	$4,470	$4,382	$4,310
Billable visits	566,868	564,626	576,001	552,401	446,618	412,637	408,308	400,783	391,418	374,840	378,651	389,800
Recertifications	11,913	11,907	12,140	11,915	9,258	8,380	7,999	7,960	7,795	7,807	7,579	7,767
Percent of total
Admissions	88.5%	88.3%	89.1%	89.5%	87.4%	92.2%	91.8%	92.5%	91.3%	89.6%	91.2%	91.3%
Revenue	94.5%	93.2%	93.7%	93.8%	95.3%	96.4%	96.7%	96.8%	96.5%	97.1%	96.9%	96.8%
Billable visits	89.8%	90.0%	90.4%	90.4%	92.9%	95.6%	95.4%	95.5%	95.1%	94.7%	95.2%	94.0%
Payor mix % of Admissions
Traditional Medicare Episodic	84.2%	84.0%	84.5%	83.3%	92.1%	92.6%	91.9%	91.0%	92.7%	93.9%	94.4%	93.6%
Replacement Plans Paid Episodically	3.3%	3.7%	3.2%	3.1%	2.9%	2.2%	2.8%	2.6%	2.6%	2.9%	3.0%	4.4%
Replacement Plans Paid Per Visit	12.5%	12.3%	12.3%	13.6%	5.0%	5.2%	5.3%	6.4%	4.7%	3.2%	2.6%	2.0%

Non-Medicare:
Admissions	2,830	2,840	2,669	2,645	2,196	1,183	1,268	1,217	1,355	1,539	1,335	1,402
Revenue (in thousands)	$5,278	$6,477	$6,068	$5,822	$3,380	$2,298	$2,079	$2,020	$2,169	$1,803	$1,928	$2,074
Revenue per admission	$1,865	$2,280	$2,273	$2,201	$1,539	$1,943	$1,640	$1,660	$1,601	$1,171	$1,444	$1,480
Billable visits	64,277	62,891	61,360	58,643	34,109	19,131	19,509	18,769	20,160	21,109	19,149	25,006
Recertifications	499	432	470	464	403	220	307	300	423	436	485	492
Percent of total
Admissions	11.5%	11.7%	10.9%	10.5%	12.6%	7.8%	8.2%	7.5%	8.7%	10.4%	8.8%	8.7%
Revenue	5.5%	6.8%	6.3%	6.2%	4.7%	3.6%	3.3%	3.2%	3.5%	2.9%	3.1%	3.2%
Billable visits	10.2%	10.0%	9.6%	9.6%	7.1%	4.4%	4.6%	4.5%	4.9%	5.3%	4.8%	6.0%
Payor mix % of Admissions
Medicaid & other governmental	25.6%	24.1%	22.0%	21.2%	18.3%	33.6%	27.8%	23.9%	27.4%	35.4%	29.1%	32.7%
Private payors	74.4%	75.9%	78.0%	78.8%	81.7%	67.4%	72.2%	76.1%	72.6%	64.6%	70.9%	67.1%

ALMOST FAMILY, INC. - PERSONAL CARE
RESULTS OF OPERATIONS AND OPERATING METRICS - QUARTERLY DATA FOR DECEMBER 31, 2014, 2013 AND 2012
(UNAUDITED)
(Dollars in thousands)

	2014 Quarters				2013 Quarters				2012 Quarters
	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR	DEC	SEP	JUN	MAR
Revenue	$28,850	$28,627	$28,160	$26,860	$24,336	$23,775	$23,121	$21,695	$22,282	$22,235	$22,287	$22,170
Cost of service revenues	19,497	19,473	19,144	18,749	16,509	16,101	15,196	14,815	14,839	14,816	15,333	14,674
Gross margin	9,353	9,153	9,016	8,111	7,827	7,674	7,925	6,880	7,443	7,419	6,954	7,496
Salaries & benefits	3,680	3,603	3,528	3,444	3,367	3,086	2,905	2,936	2,937	3,030	2,983	3,096
Other	2,405	2,288	1,767	1,951	1,771	1,682	1,457	1,503	1,472	1,223	1,287	1,525
Total G&A expenses	6,085	5,891	5,294	5,395	5,139	4,769	4,361	4,439	4,409	4,253	4,270	4,621
Operating income	$3,268	$3,263	$3,722	$2,716	$2,688	$2,906	$3,564	$2,442	$3,034	$3,166	$2,684	$2,875

Margin Analysis % of Revenue
Revenue	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of service revenues	67.6%	68.0%	68.0%	69.8%	67.8%	67.7%	65.7%	68.3%	66.6%	66.6%	68.8%	66.2%
Gross margin	32.4%	32.0%	32.0%	30.2%	32.2%	32.3%	34.3%	31.7%	33.4%	33.4%	31.2%	33.8%
Salaries & benefits	12.8%	12.6%	12.5%	12.8%	13.8%	13.0%	12.6%	13.5%	13.2%	13.6%	13.4%	14.0%
Other	8.3%	8.0%	6.3%	7.3%	7.3%	7.1%	6.3%	6.9%	6.6%	5.5%	5.8%	6.9%
Total G&A expenses	21.1%	20.6%	18.8%	20.1%	21.1%	20.1%	18.9%	20.5%	19.8%	19.1%	19.2%	20.8%
Operating income	11.3%	11.4%	13.2%	10.1%	11.0%	12.2%	15.4%	11.3%	13.6%	14.2%	12.0%	13.0%

Admissions	1,619	1,667	1,653	1,519	1,204	1,119	1,231	1,169	1,155	1,180	1,260	1,218
Patient months of care	22,858	22,663	22,502	21,857	20,439	19,944	19,929	19,733	19,762	20,215	19,785	19,342
Billable hours	1,315,575	1,352,720	1,348,504	1,287,290	1,230,409	1,191,223	1,169,222	1,091,736	1,103,535	1,097,106	1,064,495	1,105,569
Revenue per billable hour	$21.93	$21.16	$20.88	$20.87	$19.78	$19.96	$19.77	$19.87	$20.19	$20.27	$20.94	$20.05